UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14A-12

TIMELINE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIMELINE, INC.
LICENSORS OF INTELLECTUAL PROPERTY

1700 SEVENTH AVENUE, STE. 2100
SEATTLE, WASHINGTON  98101
206.357.8422

July 31, 2006

Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders of Timeline, Inc. to be held on Wednesday, September 6, 2006, at 3:00 P.M., Pacific Time, at Timeline, Inc., 1700 Seventh Avenue, Ste. 2100, Seattle, Washington 98101.

          The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting.  In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders.  I personally look forward to greeting those Timeline shareholders able to attend the meeting.

          Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, please sign, date and promptly mail as soon as possible the enclosed proxy in the prepaid envelope provided.

          Thank you.

Sincerely,

/s/ Charles R. Osenbaugh

Charles R. Osenbaugh President, Chief Executive Officer & Director

TIMELINE, INC.
LICENSORS OF INTELLECTUAL PROPERTY

1700 SEVENTH AVENUE, STE. 2100
SEATTLE, WASHINGTON  98101
206.357.8422

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 6, 2006

TO THE SHAREHOLDERS OF TIMELINE, INC.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timeline, Inc., a Washington corporation, will be held on Wednesday, September 6, 2006, at 3:00 P.M., Pacific Time, at Timeline, Inc., 1700 Seventh Avenue, Ste. 2100, Seattle, Washington 98101, for the following purposes:

1.	To elect two directors, each to hold a three-year term expiring in 2009; and

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

          The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

          The Board of Directors has fixed the close of business on July 10, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

          The Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006.

By Order of the Board of Directors

/s/ Paula H. McGee

Paula H. McGee Secretary

Seattle, Washington
July 31, 2006

All shareholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  A prepaid envelope is enclosed for that purpose.  Even if you have voted your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

TIMELINE, INC.
LICENSORS OF INTELLECTUAL PROPERTY

1700 SEVENTH AVENUE, STE. 2100
SEATTLE, WASHINGTON  98101
206.357.8422

PROXY STATEMENT
FOR
2006 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

          The enclosed proxy is solicited on behalf of the Board of Directors of Timeline, Inc., a Washington corporation, for use at our 2006 Annual Meeting of Shareholders.  The Annual Meeting will be held on Wednesday, September 6, 2006, at 3:00 P.M., Pacific Time, or at any continuation or adjournment thereof (the “Annual Meeting”).  The Annual Meeting will be held at our executive offices at 1700 Seventh Avenue, Ste. 2100, Seattle, Washington 98101.  The purpose of the Annual Meeting is as described in this Proxy Statement, and in the accompanying Notice of Annual Meeting.

          We intend to mail this Proxy Statement and accompanying proxy card on or about August 11, 2006, to all shareholders entitled to vote at the Annual Meeting.  A copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, including financial statements, accompanies this Proxy Statement.

Record Date and Outstanding Shares

          Only holders of record of our common stock at the close of business on July 10, 2006, are entitled to notice of and to vote at our Annual Meeting.  At the close of business on July 10, 2006, there were 4,190,998 shares of common stock outstanding and entitled to vote.  Shareholders of record on such date are entitled to one vote for each share of common stock held on each matter to be voted upon at our Annual Meeting.

Quorum and Voting of Shares

          The presence in person or by proxy of holders of record of a majority of the outstanding shares of common stock constitutes a quorum at our Annual Meeting.  Under Washington law and our Restated Articles of Incorporation, assuming the presence of a quorum, directors are elected by a plurality of votes cast.

          A shareholder who attends the meeting in person or by proxy but abstains from voting on any proposal will be included in the number of shareholders present at our Annual Meeting for the purpose of determining the presence of a quorum.  Abstentions will not be counted either in favor of or against the election of the nominees or other proposals.  The inspector of elections appointed for our Annual Meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

          If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee along with a voting instruction card.  As the beneficial owner, you have the right to direct the broker/nominee how to vote your shares, and the broker/nominee is required to vote your shares in accordance with your instructions.  Brokers/nominees who have not been given specific voting instructions as to a matter by their clients may vote their clients’ proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers.  Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.  Please note that if your shares are held by a broker/nominee, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker/nominee.

          If you own shares through the Timeline Employee Stock Ownership Plan, you can direct the trustees to vote the shares held in your account in accordance with your instructions.  The trustees may not vote any allocated shares in the ESOP for which no voting instructions have been received.

Solicitation

          We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to such beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, email or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to our directors, officers or other regular employees for such services.

Shareholder Proposals

          We must receive any proposals of shareholders that are intended to be presented at our 2007 Annual Meeting of Shareholders not later than April 4, 2007 in order to be included in the proxy statement and form of proxy relating to the 2007 Annual Meeting.  In addition, any proposals to be brought before the shareholders must comply with the procedural and other requirements contained in SEC Rule 14a-8.  Address all shareholder proposals to Timeline, Inc., 1700 Seventh Avenue, Ste. 2100, Seattle, WA  98101, Attn:  Secretary.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.  In addition, if we receive notice of a shareholder proposal later than June 18, 2007, the persons named as proxies in the proxy statement for our 2007 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at the meeting.

Revocability of Proxies

          Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted.  It may be revoked by delivering to our Corporate Secretary at our executive office, 1700 Seventh Avenue, Ste. 2100, Seattle, Washington 98101, either a written notice of revocation or a duly executed proxy bearing a later date.  Alternatively, it may be revoked by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

PROPOSAL 1:  ELECTION OF DIRECTORS

          Our Restated Articles of Incorporation divide our Board of Directors into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors.  The Restated Articles further provide that at each annual meeting of the shareholders, directors will be elected for a three-year term to succeed those directors in the class whose term has so expired.  Vacancies on the Board may be filled by persons elected by a majority of the remaining directors.  A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve until the next meeting of shareholders at which directors are elected, or until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

          Our Board of Directors is composed of four members.  The director nominees, Mr. Donald K. Babcock and Mr. Kent L. Johnson, are the nominees for the class of directors to be elected at our Annual Meeting for a three-year term expiring at the 2009 annual meeting of shareholders.  If elected at our Annual Meeting, the director nominees would serve until their successors are elected and qualified, or until their earlier death, resignation or removal.  Mr. Babcock and Mr. Johnson are current directors on the Board.

          Directors will be elected by a plurality of the shares voted at the Annual Meeting.  The persons named in the enclosed proxy intend, unless authorization to do so is withheld, to vote the proxies received by them for the election of the two director nominees.  If, prior to our Annual Meeting, either nominee should become unavailable for election, an event that currently is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose.  Mr. Babcock and Mr. Johnson have agreed to serve if elected and we have no reason to believe that they will be unable to serve.

          Set forth below is biographical information for Mr. Babcock and Mr. Johnson.

          Donald K. Babcock, age 69, is one of our founders and has served as a Director since our inception in April 1993.  Mr. Babcock retired from active employment on April 1, 2006.  He had returned to the position of Senior Technologist with us in October 1999 after working for Seagate Software, Inc. for 18 months as a Program Manager.  He previously was Senior Vice President of Research & Development and Chief Technologist for Timeline, Inc.  He was also a founder of Timeline Services, Inc. and served as a director from its inception in 1977 until its merger into our company in July 1994.  From 1977 to April 1993, Mr. Babcock also served as Senior Vice President and Chief Technologist of Timeline Services, Inc.

          Kent L. Johnson, age 62, has served as one of our Directors since our inception.  He is Chairman and Managing Director of Alexander Hutton Venture Partners, LP, a Seattle, Washington-based venture capital firm he co-founded in 1999.  From October 1994 to December 1999, Mr. Johnson was President and co-founder of Alexander Hutton Capital, L.L.C., an investment banking firm that specialized in equity capital formation for emerging growth companies.  Mr. Johnson currently serves as a director of several private companies, and devotes considerable time to private investment activities.  Mr. Johnson has a B.B.A. in Business Administration from the University of Washington and an M.B.A. from Seattle University, where he serves on the Board of Trustees and the Business Advisory Board of the Entrepreneurial Center.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” ELECTION OF MR. BABCOCK AND MR. JOHNSON

DIRECTORS AND EXECUTIVE OFFICERS

          Our directors and executive officers as of July 10, 2006, were as follows:

Name	Age	Position

Charles R. Osenbaugh	57	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director
Donald K. Babcock	69	Director
Terry Harvey(1)(2)(3)	55	Director
Kent L. Johnson(1)(2)(3)	62	Director

(1)	Member of Nomination Committee
(2)	Member of Audit Committee
(3)	Member of Compensation Committee

          Officers are appointed by the Board of Directors.  The executive officer named above will serve until his successor is appointed or until his earlier death, resignation or removal.  It is expected that the above officer will be reappointed by the Board of Directors immediately following the Annual Meeting.

          Two of the four directors on our Board of Directors are “independent” within the meaning of the listing standards of The Nasdaq Stock Market.

          Set forth below are the names and certain biographical information for directors whose terms continue after our Annual Meeting and for our executive officer.  For the biographical summary of our directors whose current terms expire at the Annual Meeting, see “Proposal 1.  Election of Directors” above.

Director with Term Expiring at the 2007 Annual Meeting

          Terry Harvey, age 55, has served as one of our Directors since October 2000.  Mr. Harvey is currently Managing Director of Terry Harvey Associates Ltd., an information technology consulting firm specializing in the banking sector and based in the United Kingdom, which he co-founded in October 2000.  From 1989 through 1999, Mr. Harvey was Founder and Managing Director of Harvey Consultants Ltd., which was sold to the Olsten Corporation in 1996.  Mr. Harvey holds several other non-executive roles in information technology companies where he has invested and is a director of the following United Kingdom companies:  Terry Harvey Associates Ltd., Harvey Farms, Ltd., Tillwhim Farms Ltd., Harvey Properties Ltd., Vislow Ltd. and Kume Associates Ltd.  He holds an ONC in sciences.

Director with Term Expiring at the 2008 Annual Meeting

          Charles R. Osenbaugh, age 57, has served as Chief Financial Officer, Treasurer and a Director since our inception in April 1993, and has held the position of President and Chief Executive Officer since November 1996.  Mr. Osenbaugh also previously served as our Secretary.  From April 1988 to April 1993, Mr. Osenbaugh served as Executive Vice President, Chief Executive Officer and a Director and from April 1993 to July 1994 as President and a Director of Timeline Services, Inc.  From 1975 to 1988, Mr. Osenbaugh was a partner of Lasher & Johnson, a Seattle, Washington law firm.  From 1973 to 1975, Mr. Osenbaugh practiced public accounting with Arthur Andersen & Co.  He holds a B.B.A. in economics and a J.D., both from the University of Iowa, and received his CPA certificate in 1974.

Other Arrangements

          In April 2003, we entered into an agreement with Fidelity National Information Solutions, Inc. (FNIS) pursuant to which FNIS obtained a license to use and sublicense our products to provide financial reporting and analytics for real estate lenders and settlement companies.  As part of that agreement, we granted FNIS a right to designate a representative for appointment or election to our Board of Directors upon 60 days’ notice to us.  FNIS has not exercised this right and has not indicated to us that it presently intends to exercise this right.  Until FNIS exercises this right, a representative of FNIS is entitled to attend Board meetings as a non-voting observer.

Executive Officers

          Charles R. Osenbaugh is the company’s only executive officer.  See his biographical information under “Director with Term Expiring at 2008 Annual Meeting” above.

BOARD COMMITTEES AND MEETINGS

          The Board of Directors, which held five meetings during the 2006 fiscal year, has an Audit Committee, a Compensation Committee and a Nomination Committee.  Each director was in attendance at more than 75% of the meetings held of the Board and any committees on which he served during his tenure as a director in fiscal 2006.

Audit Committee

          The Audit Committee assists the Board in fulfilling its responsibilities to provide oversight with respect to our financial statements and reports, our independent auditors, the system of internal controls and the audit process.  Its primary duties include reviewing the results and scope of the audit and any other non-audit services provided by our independent auditors, and reviewing and evaluating our internal control functions.  The Audit Committee also has authority for selecting and engaging our independent auditors and approving their fees.  The Board has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.

          The Audit Committee currently consists of Terry Harvey and Kent L. Johnson.  Each member of the Audit Committee is financially literate, and the Board has determined that Mr. Johnson is qualified as an “audit committee financial expert” within the meaning of SEC regulations based on his accounting and related financial management expertise.  Mr. Johnson is also the chairman of the Audit Committee.  Each of the Directors on the Audit Committee is considered an “independent director” within the meaning of the listing standards of The Nasdaq Stock Market.  During the 2006 fiscal year, the Audit Committee met four times.

Compensation Committee

          The Compensation Committee makes recommendations to the Board of Directors concerning compensation, including stock option grants, for our executive officer.  The committee meets as needed.  The Board of Directors has not adopted a written charter for the Compensation Committee.

          The Compensation Committee currently consists of Terry Harvey and Kent L. Johnson, each of whom is considered an “independent director” within the meaning of the listing standards of The Nasdaq Stock Market.  The Compensation Committee met one time during fiscal 2006.

Nomination Committee

          The Nomination Committee identifies and recommends candidates for election to the Board.  The Nomination Committee establishes policies concerning the identification of candidates, including candidates recommended by shareholders, the evaluation of candidates, the recommendation to the Board of candidates for the Board’s selection as director nominees, and the recommendation of candidates for the Board’s selection as nominees for appointment to the committees of the Board.  The committee meets as needed.  A copy of the written charter for the Nomination Committee is not currently available on our website, but is included as Appendix B to this Proxy Statement.

          The Nomination Committee is composed of Kent L. Johnson and Terry Harvey.  Both members of the Nomination Committee qualify as “independent directors,” within the meaning of the listing standards of The Nasdaq Stock Market.  The Nomination Committee did not meet during fiscal 2006.

Report of the Audit Committee

          The Audit Committee of our Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations.  Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent registered public accounting firm for fiscal 2006, Williams & Webster, P.S., was responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on its audit.

          In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (“Communications with Audit Committees”).

          The Audit Committee also reviewed with Timeline’s independent registered public accounting firm the written disclosures required by the Independence Standards Board’s Standard No. 1 (“Independence Discussions with Audit Committees”), and has discussed with the independent registered public accounting firm that firm’s independence.

          Based upon the Audit Committee’s discussion with management and the independent registered public accounting firm, and upon the Audit Committee’s review of management’s representations and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors
Terry Harvey
Kent L. Johnson

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Policy on Shareholder Nomination of Directors

          Candidates for election to our Board of Directors are nominated by our Nomination Committee and ratified by our full Board of Directors for nomination to the shareholders.

          In identifying candidates to be directors, the Nomination Committee intends to seek persons it believes to be knowledgeable in our business or having relevant industry experience that would benefit our company.  Our Nomination Committee believes that the minimum qualifications for serving on our Board of Directors are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity.  All directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively.  The Nomination Committee will take into account whether a candidate qualifies as “independent” under applicable SEC rules and exchange listing requirements.  If a nominee is sought for service on the Audit Committee, the Nomination Committee will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an “Audit Committee financial expert.”  Each candidate also needs to exhibit qualities of independence in thought and action.  Finally, a candidate should be committed to the interests of our shareholders, and persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board.

          Our Nomination Committee is open to receiving recommendations from shareholders as to potential candidates it might consider.  The Nomination Committee gives equal consideration to all director nominees, whether recommended by our shareholders, management or current directors.

          A shareholder wishing to submit a director nomination should send a letter to the Nomination Committee, c/o Corporate Secretary, Timeline, Inc., 1700 Seventh Avenue, Ste. 2100, Seattle, Washington 98101.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.”  The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.  In making recommendations, shareholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Nomination Committee necessarily will nominate the person so recommended by a shareholder.  In addition, for nominees for election to the Board proposed by shareholders to be considered, the following information must be timely submitted with the director nomination:

•	the name, age, business address and, if known, residence address of each nominee;
•	the principal occupation or employment of each nominee;
•	the number of shares of stock of Timeline, Inc. beneficially owned by each nominee;
•	the name and address of the shareholder making the nomination and any other shareholders known by such shareholder to be supporting such nominee;
•	the number of shares of stock of Timeline, Inc. beneficially owned by such shareholder making the nomination, and by each other shareholder known by such shareholder to be supporting such nominee;
•	any other information relating to the nominee or nominating shareholder that is required to be disclosed under SEC rules in order to have a shareholder proposal included in our proxy statement; and
•	a representation that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice.

Shareholder Communication with the Board

          Shareholders who wish to communicate with our Board of Directors or with a particular director can send correspondence to our Corporate Secretary, c/o Timeline, Inc., 1700 Seventh Avenue, Ste. 2100, Seattle, WA  98101.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.”  All such correspondence must identify the author as a shareholder of our company, and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

          Depending on the subject matter of the communication, management will do one of the following:

•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock related matter; or
•	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

          At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

          In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Audit Committee, c/o Corporate Secretary, c/o Timeline, Inc., 1700 Seventh Avenue, Ste. 2100, Seattle, WA  98101.  Communications addressed to the Audit Committee may be submitted anonymously, in which event the envelope will not be opened for any purpose, other than appropriate security inspections.  Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his review and follow-up action as he deems appropriate.

Compensation of Directors

          The non-management members of the Board of Directors do not receive a fee for their services; however, as in the past, at any time that a new member is appointed to the Board of Director, he or she will receive a one-time option grant for 10,000 shares of common stock, which will vest ratably over three years from the date of the grant.  We maintain liability insurance on our directors and officers.  Management directors receive no additional compensation for their service on the Board of Directors.

Director Attendance at Annual Meeting of Shareholders

          We do not have a formal policy requiring director attendance at our annual meeting of shareholders; however, all directors are encouraged to attend.  At last year’s annual meeting of shareholders, three of our four directors were in attendance.

Code of Ethics

          We have adopted a code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  We filed a copy of the Code as Exhibit 14.1 to our annual report on Form 10-KSB for the 2004 fiscal year, which may be accessed through the SEC’s website at www.sec.gov.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

          The following table shows for the three fiscal years ended March 31, 2006, 2005, and 2004, respectively, certain compensation awarded or paid to, or earned by, Charles R. Osenbaugh, our Chief Executive Officer.  Other than our Chief Executive Officer, no executive officer earned more than $100,000 in salary and bonus for the 2006 fiscal year:

		Annual Compensation
	Fiscal Year			All Other Compensation ($)
Name and Principal Position		Salary ($)	Bonus ($)

Charles R. Osenbaugh,	2006	$112,500	—	—
President, Chief Executive	2005	118,750	—	$6,655
Officer, Chief Financial Officer	2004	90,000	$170,308	557

Stock Option Grants in Last Fiscal Year

          No options were granted to our Chief Executive Officer during the 2006 fiscal year.

Aggregated Option Exercises and Fiscal Year-End 2006 Option Values

          The following table shows certain information regarding the value of unexercised options held at fiscal year end by our Chief Executive Officer.  No stock options were exercised by our Chief Executive Officer during the 2006 fiscal year.

	No. of Shares of Common Stock Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles R. Osenbaugh	127,000	100,000	$—	$—

Equity Compensation Plan Information

          The following table gives information as of March 31, 2006, the end of the our most recently completed fiscal year, about shares of our common stock that may be issued upon the exercise of options, warrants and rights under our equity compensation plans described in the footnotes following the table below.  See also Note 11, “Shareholders’ Equity,” to our Consolidated Financial Statements for the fiscal year ended March 31, 2006 included in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

	(a)	(b)	(c)	(d)
Plan Category	No. of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	No. of Shares Available for Future Issuance (1)	Total of Shares Reflected in Columns (a) and (c)

Equity Compensation Plans Approved by Shareholders (2)	86,000	$1.21	488,375	574,375
Equity Compensation Plans Not Approved by Shareholders (3)	282,500	$1.37	-	282,500

TOTAL	368,500	$1.33	488,375	856,875

(1)	Excludes from this calculation the number of shares reflected in Column (a).
(2)	Consists of our Amended and Restated 1994 Stock Option Plan, and Directors’ Nonqualified Stock Option Plan.
(3)	Consists of:
(i)

a performance-based option to purchase 75,000 shares of common stock granted to Mr. Osenbaugh in November 1997, 50% of which vested when the closing price of our common stock was at $2.00 or more for 10 consecutive days, and 50% of which vested when the closing price of our common stock was at $3.00 or more for 10 consecutive days;

(ii) a performance-based option to purchase 50,000 shares of common stock granted to Mr. Osenbaugh in February 1999 which vested on February 1, 2006;
(iii)

a performance-based option to purchase 50,000 shares of common stock granted to Mr. Osenbaugh in November 1999 which vests on the earlier of when the closing price of our common stock is $5.00 or more for 10 consecutive days, or November 2006, if Mr. Osenbaugh is then in our employment;

(iv)

warrants to purchase 100,000 shares of common stock granted to one of our development partners in March 2003 in consideration for an $84,000 payment, exercisable at $1.62 per share and which expire in March 2007; and

(v)

warrants to purchase 7,500 shares of common stock granted to Silicon Valley Bank in September 2004 in connection with an accounts receivable financing agreement, exercisable at $0.80 per share and which expire in September 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and change in ownership with the SEC.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

          Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, during the 2006 fiscal year, all such filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          The following table shows how much of our common stock was beneficially owned as of July 10, 2006, by (i) each known holder of 5% or more of our common stock, (ii) each director and director nominees, (iii) our executive officer and (iv) all directors and executive officer as a group.  The information in this table is based upon information supplied by executive officers, directors and principal shareholders. To our knowledge and except as set forth in the footnotes to the table, each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.  Unless indicated otherwise, each holder’s address is c/o Timeline, Inc., 1700 Seventh Avenue, Ste. 2100, Seattle, Washington 98101.

          The column labeled “Options/Warrants” below reflects shares of common stock that are subject to options or warrants that are currently exercisable or will become vested or exercisable within 60 days of July 10, 2006. Those shares are deemed outstanding for the purpose of computing the percentage ownership of the person holding these options or units, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Percentage ownership is based on 4,190,998 shares outstanding at the close of business on July 10, 2006.

	Shares of Common Stock Beneficially Owned

Beneficial Owner	Number of Shares	Options/Warrants Exercisable Within 60 Days	Total Beneficial Ownership	Percent of Total

Charles R. Osenbaugh(1)	425,294	227,000	652,294	14.8%
Donald K. Babcock(2)	157,537	—	157,537	3.8%
Kent L. Johnson(3)	54,872	—	54,872	1.3%
Terry Harvey	214,741	10,000	224,741	5.3%
Infinium Software, Inc. 25 Communications Way Hyannis, MA 02601	291,500	—	291,500	7.0%
Timeline Inc. Employee Stock Ownership Plan(4)	412,453	—	412,453	9.8%
All directors and executive officers as a group (four persons)(5)	852,444	237,000	1,089,444	24.6%

(1)

Option numbers include (i) an aggregate of 50,000 shares issuable under a performance-based stock option held by Mr. Osenbaugh which vests and become exercisable when the common stock closes trading at $5.00 or more per share for 10 consecutive days, or on November 1, 2006 provided Mr. Osenbaugh is then in our employment, (ii) an aggregate of 25,000 shares issuable under a performance-based stock option held by Mr. Osenbaugh which vests and becomes exercisable when the common stock closes trading at $7.50 or more per share for 10 consecutive days, or on January 1, 2008; and (iii) an aggregate of 25,000 shares issuable under a performance-based stock option held by Mr. Osenbaugh which vests and becomes exercisable when the common stock closes trading at $7.50 or more per share for 10 consecutive days, or on June 1, 2009, provided Mr. Osenbaugh is then in our employment.  Share numbers include 106,858 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Osenbaugh’s account, but does not include an additional 305,595  shares held in the Timeline, Inc. Employee Stock Ownership Plan for which Mr. Osenbaugh serves as one of three trustees and shares investment power, for which shares Mr. Osenbaugh disclaims beneficial interest.  Does not include 15,015 shares held in an individual retirement account belonging to Mr. Osenbaugh’s spouse, 5,000 shares held in trust for Mr. Osenbaugh’s niece, and 1,000 shares held in each of Mr. Osenbaugh’s two daughters’ accounts, for all of which shares Mr. Osenbaugh disclaims beneficial interest.

(2)	Includes 20,663 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Babcock’s account.

(3)

Does not include 412,453 shares held in the Timeline, Inc. Employee Stock Ownership Plan for which Mr. Johnson serves as one of three trustees and shares investment power, for which shares Mr. Johnson disclaims beneficial interest.

(4)	Beneficial ownership consists solely of shared investment power. Trustees of the ESOP do not have voting authority over shares in the ESOP that have been allocated to participants’ accounts.

(5)	Consists of Messrs. Osenbaugh, Babcock, Johnson, and Harvey. Includes an aggregate of 127,521 shares held in the Timeline, Inc. Employee Stock Ownership Plan.

RELATIONSHIPS WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee of our Board of Directors selected Williams & Webster P.S. as our independent auditors for the 2007 fiscal year.  Representatives of Williams & Webster P.S. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit and Related Fees for Fiscal 2006 and 2005

          The following table sets forth the aggregate fees billed by Williams & Webster, P.S. for professional services rendered to us during the past two fiscal years ended March 31, 2006 and 2005.  The Audit Committee has considered these fees and services and has determined that the provision of these services is compatible with maintaining the independence of Williams & Webster, P.S.

	2006	2005

Audit Fees (1)	$50,590	$55,225
Audit Related Fees (2)	N/A	N/A
Tax Fees (3)	N/A	N/A
All Other Fees	N/A	N/A

(1)

“Audit Fees” represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-QSB, and audit services provided in connection with other statutory or regulatory filings.

(2)	“Audit Related Fees” generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

(3)	“Tax Fees” generally represent fees for tax compliance, tax advice and tax planning services.

Policy for Approval of Audit and Permitted Non-Audit Services

          The Audit Committee reviews the scope and extent of all audit and non-audit services to be provided by the independent auditors, including any engagement letters, and reviews and pre-approves all fees to be charged for such services.  The Audit Committee may establish additional or other procedures for the approval of audit and non audit services that our independent auditors perform. In pre-approving services to be provided by the independent auditors, the Audit Committee considers whether such services are consistent with applicable rules regarding auditor independence.

OTHER BUSINESS

          As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting.  If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

By	Order of the Board of Directors

/s/ Charles R. Osenbaugh

Charles R. Osenbaugh President and Chief Executive Officer

Seattle, WA
July 31, 2006

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

          The responsibilities of the Board of Directors of Timeline, Inc. (the “Company”) include oversight of the Company’s systems of internal control, preparation and presentation of financial reports and compliance with applicable laws, regulations and Company policies. Through this Charter, the Board delegates certain responsibilities to the Audit Committee (the “Committee”) to assist the Board in the fulfillment of its duties to the Company and its shareholders. As more fully set forth below, the purpose of the Committee is to assist the Board in its oversight of:

•	the integrity of the Company’s financial statements;
•	the adequacy of the Company’s system of internal controls;
•	the Company’s compliance with legal and regulatory requirements;
•	the qualifications and independence of the Company’s independent auditors; and
•	the performance of the Company’s independent auditors and of the Company’s internal audit function.

          Authority.    The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Company personnel and documents and the Company’s independent auditors. The Committee shall also have authority, with notice to the Board of Directors, to engage outside legal, accounting and other advisors as it deems necessary or appropriate.

          Membership.    The Committee shall consist of one or more directors, who shall be appointed annually and subject to removal at any time, by the Board of Directors. Each Committee member shall satisfy the independence requirements required by applicable law and such other independence requirements as determined by the Board from time to time.  All Committee members shall be financially literate, having a basic understanding of financial controls and reporting. At least one Committee member shall also have accounting or related financial management expertise. No member of the Audit Committee shall receive any compensation from the Company other than his or her Directors’ fees.

          Procedures.    The Committee shall meet at least four times a year and may call special meetings as required. Meetings may be called by any member of the Committee or the Board. The presence in person or by telephone of a majority of the members shall constitute a quorum.  Minutes of the Committee’s meetings shall be kept. The results of the meetings shall be reported regularly to the full Board.

          Responsibilities.    The Company’s executive management bears primary responsibility for the Company’s financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Committee’s responsibilities and related key processes are described below. From time to time, the Committee may take on additional responsibilities, at the request of the Board.

(a)	Financial Reporting. The Committee shall monitor the preparation by management of the Company’s quarterly and annual external financial reports.

(b)	Relationship with Independent Auditors. The Committee shall bear primary responsibility for overseeing the Company’s relationship with its independent auditors.

(c)

Preparation of Reports.    The Committee shall prepare and approve the Committee’s report included in the proxy statement for the Company’s annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.

          Annual Performance Review.    The Committee shall conduct an annual evaluation of its performance in carrying out its responsibilities hereunder.

A-1

APPENDIX B

TIMELINE, INC.
NOMINATING COMMITTEE CHARTER

I.        Purpose

          The Nominating Committee (“Committee”) is appointed by the Timeline, Inc. (“Company”) Board of Directors (“Board”) to:

•	identify qualified individuals to become Board members;
•	determine the composition of the Board and its committees, including size, structure and membership; and
•	select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.

II.      Organization

          A.          Membership

                        The Committee will be composed of such number of directors as determined by the Board.  All members of the Committee will satisfy the definition of “independent” under the listing standards of The Nasdaq Stock Market, and any other requirements established by the Securities and Exchange Commission.  Committee members will be appointed by the Board and will serve until their successors are duly appointed and qualified.  Members shall serve at the pleasure of the Board, and the Board may remove any member at any time in its sole discretion.  The members of the Committee may designate a Chairman.

          B.          Meetings

                        The Committee shall meet at least once a year and at such other times as required, upon the call of any member of the Committee.  A majority of the members of the Committee shall constitute a quorum.

III.     Responsibilities and Authorities

          A.          The Committee shall lead the search for, identify, evaluate and recommend qualified nominees for shareholder election to the Board for the next annual meeting and for election by the Board to fill vacancies which occur between annual meetings.  The Committee shall also review and evaluate potential candidates suggested to it (including any candidate for election submitted by a shareholder), as well as all nominations for re-election of Board members, and report to the Board regarding the result of such review.  The Committee shall develop and recommend to the Board of Directors guidelines and criteria to determine the qualifications of director nominees.

          B.          The Committee shall review and make recommendations to the Board about Board committees, committee structure and membership.  In making recommendations for committee appointments, the Committee shall consider any required qualifications as set forth in the committee’s charter, the needs of the committee in light of its purpose and responsibilities and the existing composition of the committee, the benefits of periodic rotation of committee members and any other factors the Committee deems appropriate.

          C.          The Committee shall review the appropriateness of continued service on the Board, or Board committees, of members whose circumstances, including business or professional affiliations or responsibilities, have changed or who contemplate accepting a directorship on another public company board or an appointment to an audit or compensation committee of another public company board.

B-1

          D.          The Committee shall recommend overall compensation program for directors, including director, committee member and chair retainers, perquisites, deferred compensation, stock or option awards, and any other benefit plans.

          E.          The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate.

          F.          The Committee shall have the sole authority to engage any search firm to assist in identifying director candidates, including the sole authority to approve related fees and retention terms.  The Committee shall also have authority to obtain advice and assistance from legal, accounting, or other advisors.

          G.          The Committee shall report its actions and recommendation to the Board after each Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee.  The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

B-2

FORM OF
PROXY CARD

TIMELINE, INC.

This Proxy is Solicited on Behalf of the Board of Directors of Timeline, Inc.

The undersigned shareholder of Timeline, Inc., a Washington corporation (the “Company”), hereby appoints Charles R. Osenbaugh and Paula H. McGee, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the “Shareholder Meeting”) to be held on September 6, 2006, at 3:00 p.m. local time at Timeline, Inc., 1700 Seventh Avenue, Ste. 2100, Seattle, Washington 98101, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF YOU SIGN THIS PROXY WITHOUT OTHERWISE GIVING VOTING DIRECTION, THIS PROXY WILL BE VOTED “FOR” BOTH DIRECTOR NOMINEES, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING.  The undersigned hereby acknowledges receipt of the Company’s Proxy Statement and hereby revokes any proxy or proxies previously given.

(Continued and to be signed on the reverse side)

1.          Directors Recommend:  A vote for election of the following Directors
                01.  Donald K. Babcock   02.  Kent L. Johnson

Mark X for only one box:

☐	For All Nominees

☐	Withhold All Nominees

☐	Withhold Authority To Vote For Any Individual Nominee, Write Number(s) Of Nominees Below

Use Number only____________________________________

2.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

I PLAN TO ATTEND THE ANNUAL MEETING           ☐

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.

Please sign, date and return this Proxy Card today, using the enclosed envelope.

Signature(s)___________________________________________          Date _______________

Please sign above exactly as your name appears on this Proxy Card.  If shares are registered in more than one name, the signatures of all such persons are required.  A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title.  Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such.  If a partnership, please sign in the partnership name by authorized person(s).